GINTEL FUND

     Supplement dated August 6, 2003 to the prospectus dated April 30, 2003.

      This supplement contains important information and should be read in conjunction with the prospectus of Gintel Fund (the "Fund"). The following information modifies the discussion of the Fund's management, at page 8 of the prospectus.

Portfolio Managers

As of July 18, 2003, Robert M. Gintel resumed service as a portfolio manager of the Fund. On that date, the Fund's Board of Trustees also re-appointed him as the Fund's Chairman of the Board and Chief Executive Officer. Mr. Gintel had previously held these positions from the Fund's inception in 1981 to November 2002. On May 19, 2003, he had resumed his position as a Director and Chairman and Chief Executive Officer of Gintel Asset Management, Inc. (the "Investment Adviser"), an affiliate of Gintel & Co., an NASD- and American Stock Exchange-member firm that he founded in 1969. Mr. Gintel had previously served in similar positions for the Investment Adviser from 1971 to November 2002. Mr. Gintel has more than 45 years of experience as a professional investor. He holds a B.A. from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange-listed corporations. He has lectured and written articles on investments and has appeared on Wall Street Week, as well as other television and radio programs.

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      Please insert this supplement in the front of your prospectus. For more information, please call the Fund toll-free at 1-800-243-5808.